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                                                                    EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of CNA Surety Corporation on Form S-8 of our report dated February 22, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of CNA Surety Corporation for the year ended December 31, 1999.




Chicago, Illinois
January 26, 2001